UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

October 18, 2006

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFD 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

On October 18, 2006, Gilead Sciences, Inc., a Delaware corporation (the Company), issued a press release announcing the financial results for the quarter ended September 30, 2006. A copy of the press release is filed as Exhibit 99.1 to this report.

Non-GAAP earnings and earnings per diluted share are presented excluding the impact of the purchased in-process research and development charge incurred in connection with the acquisition of Corus Pharma, Inc. Gilead’s management believes this non-GAAP information is useful for investors, in conjunction with its GAAP financial statements, because it facilitates the comparison of current and prior period operating results after eliminating the effect of expense components that are individually material in the current period but were not present in the prior period. Non-GAAP financial information no longer excludes stock-based compensation expense resulting from Gilead’s adoption of Financial Accounting Standards Board’s Statement No. 123 (revised 2004), “Share Based Payment”, on January 1, 2006, as Gilead’s management believes that investors have gained a better understanding of stock-based compensation expense and are now including such expense in their evaluation of the Company; however, note 1 to the condensed consolidated statements of operations on page 6 of the press release included in this report continues to enable Gilead management and investors to understand the comparative impact of stock-based compensation expense on the various captions of the statements of operations in 2006. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of Gilead’s operating results as reported under GAAP.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, issued by Gilead Sciences, Inc. on October 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

/s/ John F. Milligan
John F. Milligan, Ph.D. Executive Vice President and Chief Financial Officer

Date: October 18, 2006

Exhibit Index

Exhibit Number	Description
99.1	Press Release, issued by Gilead Sciences, Inc. on October 18, 2006